Exhibit 99.2

scansource®

CFO COMMENTARY
Q1 FY 2019

Q1 FY19 Results:

NET SALES

$ 973 million

Forecast:
$950 million to
$1.01 billion

GAAP
DILUTED EPS

$0.56

Forecast:
$0.56 to $0.62

NON-GAAP
DILUTED EPS

$0.89

Forecast:
$0.83 to $0.89

FINANCIAL INFORMATION AND CONFERENCE CALL

Please see the accompanying earnings press release available at www.scansource.com in the Investor Relations section. The information included in this CFO commentary is unaudited and should be read in *conjunction with the Company's SEC filings on Form 10*-Q for the quarter ended September 30, 2018. ScanSource will present additional information about its financial results and outlook in a conference call on Tuesday, November 06, 2018 at 5:00 pm ET. A webcast of the call is available and can be accessed at www.scansource.com (Investor Relations section). The webcast will be available for replay for 60 days.

FIRST QUARTER SUMMARY

We had a strong start to fiscal year 2019 with operating results that included 5% net sales growth, 6% gross profit growth, and 7% non-GAAP operating income growth. Our first quarter gross profit and non-GAAP operating income grew faster than sales. Both Worldwide segments and all of our geographic regions increased net sales year-over-year. Operating results tracked our expectations with 6.5% year-over-year organic sales growth and a gross margin of 11.5%. First quarter 2019 GAAP diluted EPS increased 250% year-over-year, and non-GAAP diluted EPS increased 17% year-over-year. GAAP diluted EPS of $0.56 includes a higher than expected expense for the change in fair value of contingent consideration for Intelisys as a result of better than expected actual results. Non-GAAP diluted EPS was at the upper end of our forecast range, and net sales were near the midpoint.

Please see Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

scansource.com 1 November 06, 2018

ScanSource, Inc.

CFO COMMENTARY
Q1 FY2019

QUARTERLY HIGHLIGHTS

$ in millions, except EPS	Q1 FY19	Q4 FY18	Q1 FY18	Y/Y Change
Net sales	$972.9	$993.9	$924.6	+5%
Gross profit	$112.2	$113.3	$105.9	+6%
Gross profit margin %	11.5%	11.4%	11.5%	+8 bps
SG&A expenses	$77.9	$76.8	$73.2	+6%
Operating income	$21.4	$19.8	$7.6	+182%
Operating income %	2.2%	2.0%	0.8%	+138 bps
Non-GAAP operating income	$32.7	$30.8	$30.6	+7%
Non-GAAP operating income %	3.4%	3.1%	3.3%	+5 bps
GAAP net income	$14.3	$10.4	$4.1	+245%
Non-GAAP net income	$22.9	$19.9	$19.4	+18%
GAAP diluted EPS	$0.56	$0.40	$0.16	+250%
Non-GAAP diluted EPS	$0.89	$0.77	$0.76	+17%

- Net sales of $973 million (+5% Y/Y)
  - 6.5% Y/Y organic growth; organic growth for both Worldwide segments and for all geographic regions (North America, Latin America, and Europe)
  - Foreign currency translation negatively impacted sales by $21 million
- Gross profit margin of 11.5%, an 8 bp Y/Y improvement
  - Higher margins from POS Portal
- Operating income of $21.4 million and GAAP EPS of $0.56 includes lower expense for change in fair value of contingent consideration for Network1
- Non-GAAP operating income (+7% Y/Y) grew faster than net sales growth (+5% Y/Y)
  - Non-GAAP operating income growth from higher sales volumes and higher gross margins
- For Q1 FY19, effective tax rate of 25.5% and non-GAAP effective tax rate of 24.8%
- Non-GAAP EPS increased 17% Y/Y to $0.89

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income, non-GAAP net income and non-GAAP diluted EPS exclude amortization of intangibles, change in fair value of contingent consideration, acquisition costs and other non-GAAP items.

scansource.com 2 November 06, 2018

ScanSource, Inc.

CFO COMMENTARY
Q1 FY2019

WORLDWIDE BARCODE, NETWORKING & SECURITY

$ in millions	Q1 FY19	Q4 FY18	Q1 FY18
Net sales	$655.1	$684.6	$620.3
Gross profit	$62.0	$62.4	$57.5
Gross margin	9.5%	9.1%	9.3%
Operating income	$13.5	$15.8	$14.0
Operating income %	2.1%	2.3%	2.3%
Non-GAAP operating income	$16.5	$16.6	$15.9
Non-GAAP operating income %	2.5%	2.4%	2.6%

Net Sales, $ in millions

Y/Y Growth +6%
Y/Y Organic Growth +6%


$800
$700
$600
$500
$400
$300
$620
$720
$604
$685
$655
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19

- Net sales of $655 million, up 6% Y/Y
  - Includes POS Portal acquisition; organic growth up 6% Y/Y
  - Growth led by North America, including physical security, and Europe
- Gross profit margin of 9.5%
  - Y/Y increase from addition of higher margin POS Portal acquisition
- Operating income margin decreased to 2.1% from higher intangible amortization
- Non-GAAP operating income margin of 2.5% consistent with prior year and prior quarter
- Non-GAAP operating income increased 4% Y/Y

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and other non-GAAP items.

scansource.com 3 November 06, 2018

ScanSource, Inc.

CFO COMMENTARY
Q1 FY2019

WORLDWIDE COMMUNICATIONS & SERVICES

$ in millions	Q1 FY19	Q4 FY18	Q1 FY18
Net sales	$317.8	$309.3	$304.2
Gross profit	$50.3	$51.0	$48.5
Gross margin	15.8%	16.5%	15.9%
Operating income	$8.3	$4.0	$(6.3)
Operating income %	2.6%	1.3%	(2.1)%
Non-GAAP operating income	$16.2	$14.2	$14.7
Non-GAAP operating income %	5.1%	4.6%	4.8%


Net Sales, $ in millions
Y/Y Growth +4%
Y/Y Organic Growth +9%
$400
$300
$200
$100
$0
$304
$312
$291
$309
$318
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19

- Net sales of $318 million, up 4% Y/Y
  - Organic growth of 9% Y/Y
  - Strong sales growth in Latin America and North America
  - Intelisys net sales increased 24% Y/Y
- Gross profit margin of 15.8%, consistent with prior year
- Higher operating income due to lower expense for the change in fair value of contingent consideration ($4.6 million for Q1 FY19 versus $16.8 million for Q1 FY18)
- Non-GAAP operating margin increased to 5.1%; non-GAAP operating income increased 9.6% Y/Y

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles, change in fair value of contingent consideration and other non-GAAP items.

scansource.com 4 November 06, 2018

ScanSource, Inc.

CFO COMMENTARY
Q1 FY2019

WORKING CAPITAL

$ in millions	Q1 FY19	Q4 FY18	Q1 FY18
Accounts receivable (Q/E)	$677.5	$678.9	$661.4
Days sales outstanding in receivables*	60	59	63
Inventory (Q/E)	$672.7	$595.9	$597.3
Inventory turns	5.4	6.0	5.8
Accounts payable (Q/E)	$629.2	$562.6	$534.9
Paid for inventory days*	8.1	6.8	10.1
Working capital (Q/E) (AR+INV–AP)	$721.0	$712.3	$723.8

* Excludes the impact of Intelisys for all periods; paid for inventory days represent Q/E inventory days less Q/E accounts payable days

- Working capital of $721.0, down 0.4% Y/Y and up 1% Q/Q
- Working capital investment to support growth
- Days sales outstanding in receivables of 60 days, closer to recent trends
    - Aging of accounts receivable portfolio, primarily in Latin America
- Inventory turns of 5.4x with inventory up 13% Y/Y and Q/Q
- Paid for inventory days of 8.1 reflect timing of accounts payable

scansource.com 5 November 06, 2018

ScanSource, Inc.

CFO COMMENTARY
Q1 FY2019

CASH FLOW AND BALANCE SHEET HIGHLIGHTS

$ in millions	Q1 FY19	Q4 FY18	Q1 FY18
Adjusted EBITDA (QTR)*	$37.4	$35.2	$35.2
Adjusted ROIC (QTR)*	12.9%	12.5%	13.0%
Operating cash flow (QTR)	$5.7	$31.0	$(37.4)
Operating cash flow, trailing 12-months	$71.0	$27.9	$51.2
Cash and cash equivalents (Q/E)	$18.9	$25.5	$23.6
Debt (Q/E)	$281.9	$249.4	$285.8
Net debt to adjusted EBITDA, trailing 12-months	1.8x	1.6x	2.0x
Shares repurchased – # of shares (QTR)	--	--	--
Shares repurchased – dollars (QTR)	--	--	--
Remaining authorization under share repurchase plan (as of Q/E)	$99.7	$99.7	$99.7

* Excludes non-GAAP adjustments and change in fair value of contingent consideration

- Adjusted EBITDA of $37.4 million, up 6% Y/Y, due to higher sales volume and higher margins
- Adjusted return on invested capital of 12.9%, down from prior year due to increased borrowings on revolving credit facility for acquisitions
- Operating cash flow of $5.7 million for the quarter and $71 million for the trailing 12-months
- Cash and cash equivalent balances of $18.9 million at 9/30/18, including $11.6 million held outside of the U.S.
- Net debt to trailing 12-months adjusted EBITDA is 1.8x
- No shares repurchased during the quarter
- Balance sheet remains strong and provides us with the ability to execute our capital allocation plan

scansource.com 6 November 06, 2018

ScanSource, Inc. CFO COMMENTARY Q1 FY2019 Q2 FY19 OUTLOOK* For the quarter ending December 31, 2018: NET SALES GAAP DILUTED EPS NON-GAAP DILUTED EPS Forecast Range: Forecast Range: Forecast: Range $1.01 billion to $0.70 to $0.76 $0.92 to $0.98 $1.07 billion per share per share Q2 FY18: Net sales $1.03 billion Q2 FY18: GAAP diluted EPS $0.31 Q2 FY18: Non-GAAP diluted EPS $0.90 • Outlook as of November 06, 2018 • Non-GAAP diluted EPS excludes amortization of intangible assets, change in fair value of contingent consideration and acquisition costs • Forecast midpoint reflects year-over-year organic sales growth in the low single digits and quarter-over-quarter sales growth of approximately 7% • Reflects the following FX rates: $1.15 to EUR 1.00 for the Euro, $0.26 to R$1.00 for the Brazilian real (R$3.85 to $1), and $1.30 to GBP 1.00 for the British pound • Expects foreign currency translation to negatively impact sales by approximately $20 million • Assumes interest expense will be approximately $3.1 million for Q2 FY19 • Assumes an effective tax rate of 25% to 26% for Q2 FY19 scansource.com 7 November 06, 2018

ScanSource, Inc. CFO COMMENTARY Q1 FY2019 FORWARD-LOOKING STATEMENTS Although ScanSource believes the expectations in its forward-looking statements This CFO Commentary contains certain are reasonable, it cannot guarantee future comments that are “forward-looking” results, levels of activity, performance or statements, including statements about achievement. ScanSource disclaims any expected EBITDA, return on invested capital obligation to update or revise any forward- (“ROIC”), sales, GAAP diluted earnings per looking statements, whether as a result of new share (“EPS”), non-GAAP diluted EPS, foreign information, future events, or otherwise, currency rates, tax rates and interest expense except as may be required by law. that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future NON-GAAP FINANCIAL INFORMATION events and other statements that are not In addition to disclosing results that are descriptions of historical facts. Forward- determined in accordance with United States looking information is inherently subject to Generally Accepted Accounting Principles risks and uncertainties. (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP Any number of factors could cause actual operating income, non-GAAP operating results to differ materially from anticipated or income margin, non-GAAP net income, non- forecasted results, including but not limited to, GAAP diluted EPS, adjusted EBITDA, ROIC changes in interest and exchange rates and and net sales excluding the impact of foreign regulatory regimes impacting our international currency translation and acquisitions (organic operations, the impact of tax reform laws, the growth). A reconciliation of the Company's failure of acquisitions to meet our non-GAAP financial information to GAAP expectations, the failure to manage and financial information is provided in the implement our organic growth strategy, credit Appendix and in the Company’s Form 8-K, risks involving our larger customers and filed with the SEC, with the quarterly earnings vendors, termination of our relationship with press release for the period indicated. key vendors or a significant modification of the terms under which we operate with a key vendor, the decline in demand for the products and services that we provide, reduced prices for the products and services that we provide due both to competitor and customer actions, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2018, filed with the Securities and Exchange Commission (“SEC”). scansource.com 8 November 06, 2018

ScanSource, Inc.

CFO COMMENTARY
Q1 FY2019

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS – QTR

($ in thousands)	Quarter Ended September 30, 2018			
	Operating Income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$ 21,432	$ 19,224	$ 14,322	$ 0.56
Adjustments:				
Amortization of intangible assets	5,003	5,003	3,798	0.15
Change in fair value of contingent consideration	4,584	4,584	3,487	0.14
Acquisition costs (a)	355	355	355	0.01
Restructuring Costs	1,328	1,328	955	0.04
Non-GAAP measure	$ 32,702	$ 30,494	$ 22,917	$ 0.89

	Quarter Ended June 30, 2018			
	Operating Income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$ 19,759	$ 18,043	$ 10,388	$ 0.40
Adjustments:				
Amortization of intangible assets	5,056	5,056	3,521	0.14
Change in fair value of contingent consideration	8,448	8,448	5,679	0.22
Tax recovery and related interest income	(2,466)	(3,119)	(2,058)	(0.08)
Tax reform charges (b)	-	-	2,345	0.09
Non-GAAP measure	$ 30,797	$ 28,428	$ 19,875	$ 0.77

	Quarter Ended September 30, 2017			
	Operating Income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$ 7,598	$ 6,780	$ 4,147	$ 0.16
Adjustments:				
Amortization of intangible assets	5,011	5,011	3,261	0.13
Change in fair value of contingent consideration	16,881	16,881	11,005	0.43
Acquisition costs (a)	172	172	172	0.01
Legal settlement	952	952	771	0.03
Non-GAAP measure	$ 30,614	$ 29,796	$ 19,356	$ 0.76

(a) Acquisition costs are nondeductible for tax purposes.

(b) Reflects adjustments to the one-time charge from the estimated impact of the inclusion of foreign earnings and revaluations of deferred tax assets and liabilities, as a result of tax reform laws enacted in the United States and Belgium in December 2017.

scansource.com 9 November 06, 2018

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2019

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency and Excluding Acquisitions (Organic Growth) – QTR

($ in thousands)	WW Barcode, NW & Security	WW Comms. & Services	Consolidated
For the quarter ended September 30, 2018:			
Q1 FY19 net sales, as reported	$ 655,113	$ 317,787	$ 972,900
Foreign exchange impact (a)	7,513	13,307	20,820
Q1 FY19 net sales, constant currency	662,626	331,094	993,720
Less: Acquisitions	(23,465)	(964)	(24,429)
Q1 FY19 net sales, constant currency excluding acquisitions	$ 639,161	$ 330,130	$ 969,291
Q1 FY18 net sales, as reported	$ 620,329	$ 304,230	$ 924,559
Less: Acquisitions	(14,553)	-	(14,553)
Q1 FY18 net sales, excluding acquisitions	$ 605,776	$ 304,230	$ 910,006
Y/Y % Change:			
As reported	5.6%	4.5%	5.2%
Constant currency	6.8%	8.8%	7.5%
Constant currency, excluding acquisitions (organic growth)	5.5%	8.5%	6.5%

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended September 30, 2018 into U.S. dollars using the weighted average foreign exchange rates for the quarter ended September 30, 2017.

scansource.com 10 November 06, 2018

ScanSource, Inc.

CFO COMMENTARY
Q1 FY2019

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Highlights by Segment – QTR

($ in thousands)	Quarter Ended September 30, 2018			
	WW Barcode, NW & Security	WW Comms. & Services	Corporate	Consolidated
Net sales	$ 655,113	$ 317,787	$ -	$ 972,900
GAAP operating income	$ 13,532	$ 8,255	$ (355)	$ 21,432
Adjustments:				
Amortization of intangible assets	2,309	2,694	-	5,003
Change in fair value of contingent consideration	-	4,584	-	4,584
Acquisition costs	-	-	355	355
Restructuring costs	708	620	-	1,328
Non-GAAP operating income	$ 16,549	$ 16,153	$ -	$ 32,702
GAAP operating income % (of net sales)	2.07%	2.60%	n/m	2.20%
Non-GAAP operating income % (of net sales)	2.53%	5.08%	n/m	3.36%

($ in thousands)	Quarter Ended June 30, 2018			
	WW Barcode, NW & Security	WW Comms. & Services	Corporate	Consolidated
Net sales	$ 684,552	$ 309,300	$ -	$ 993,852
GAAP operating income	$ 15,768	$ 3,991	$ -	$ 19,759
Adjustments:				
Amortization of intangible assets	2,309	2,747	-	5,056
Change in fair value of contingent consideration	-	8,448	-	8,448
Tax recovery	(1,512)	(954)	-	(2,466)
Non-GAAP operating income	$ 16,565	$ 14,232	$ -	$ 30,797
GAAP operating income % (of net sales)	2.30%	1.29%	n/m	1.99%
Non-GAAP operating income % (of net sales)	2.42%	4.60%	n/m	3.10%

($ in thousands)	Quarter Ended September 30, 2017			
	WW Barcode, NW & Security	WW Comms. & Services	Corporate	Consolidated
Net sales	$ 620,329	$ 304,230	$ -	$ 924,559
GAAP operating income	$ 14,035	$ (6,265)	$ (172)	$ 7,598
Adjustments:				
Amortization of intangible assets	1,774	3,237	-	5,011
Change in fair value of contingent consideration	69	16,812	-	16,881
Legal settlement	-	952	-	952
Acquisition costs	-	-	172	172
Non-GAAP operating income	$ 15,878	$ 14,736	$ -	$ 30,614
GAAP operating income % (of net sales)	2.26%	-2.06%	n/m	0.82%
Non-GAAP operating income % (of net sales)	2.56%	4.84%	n/m	3.31%

n/m = not meaningful

scansource.com 11 November 06, 2018

ScanSource, Inc.

CFO COMMENTARY
Q1 FY2019

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Return on Invested Capital - QTR

($ in thousands)

	Q1 FY19	Q4 FY18	Q3 FY18	Q2 FY18	Q1 FY18
Adjusted return on invested capital (ROIC), annualized (a)	12.9%	12.5%	11.2%	13.3%	13.0%
Reconciliation of Net Income to Adjusted EBITDA					
Net income - GAAP	$ 14,322	$ 10,388	$ 10,649	$ 7,969	$ 4,147
Plus:					
Interest expense	2,627	2,494	2,784	2,285	1,585
Income taxes	4,902	7,655	5,143	12,341	2,633
Depreciation and amortization	9,268	9,291	9,438	9,901	8,864
EBITDA	31,119	29,828	28,014	32,496	17,229
Adjustments:					
Change in fair value of contingent consideration	4,584	8,448	4,801	6,913	16,881
Acquisition costs	355	-	-	-	172
Tax recovery and related interest income	-	(3,119)	-	-	-
Legal settlement, net of attorney fees	-	-	-	-	952
Restructuring Costs	1,328	-	-	-	-
Adjusted EBITDA (numerator for ROIC)(non-GAAP)	$ 37,386	$ 35,157	$ 32,815	$ 39,409	$ 35,234
Invested Capital Calculation					
Equity - beginning of the quarter	$ 866,376	$ 877,796	$ 860,787	$ 852,976	$ 837,145
Equity - end of quarter	877,897	866,376	877,796	860,787	852,976
Adjustments:					
Change in fair value of contingent consideration, net of tax	3,487	5,679	3,272	4,742	11,005
Acquisition costs, net of tax	355	-	-	-	172
Tax recovery and related interest income, net of tax	-	(2,058)	-	-	-
Legal settlement, net of attorney fees, net of tax	-	-	-	-	771
Tax reform charges	-	2,345	-	6,689	-
Restructuring costs, net of tax	955	-	-	-	-
Average equity	874,535	875,069	870,928	862,597	851,035
Average funded debt (b)	272,277	253,393	315,872	311,327	224,956
Invested capital (denominator for ROIC)(non-GAAP)	$ 1,146,812	$ 1,128,462	$ 1,186,800	$ 1,173,924	$ 1,075,991

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average daily amounts outstanding on short-term and long-term interest-bearing debt.

scansource.com 12 November 06, 2018

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2019

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and EBITDA Metrics

($ in thousands)

	Q1 FY19	Q4 FY18	Q3 FY18	Q2 FY18	Q1 FY18	Q4 FY17	Q3 FY17	Q2 FY17
Debt (Q/E)	$ 281,859	$ 249,429	$ 282,158	$ 360,932	$ 285,763	$ 97,300	$ 113,934	$ 141,666
Less: Cash and cash equivalents (Q/E)	(18,858)	(25,530)	(35,361)	(35,435)	(23,616)	(56,094)	(62,187)	(45,071)
Net debt (Q/E)	$ 263,000	$ 223,899	$ 246,797	$ 325,497	$ 262,147	$ 41,206	$ 51,747	$ 96,595
Reconciliation of Net Income to Adjusted EBITDA								
Net income - GAAP	$ 14,322	$ 10,388	$ 10,649	$ 7,969	$ 4,147	$ 18,970	$ 12,424	$ 23,036
Plus:								
Interest expense	2,627	2,494	2,784	2,285	1,585	934	780	912
Income taxes	4,902	7,655	5,143	12,341	2,633	4,450	7,147	12,745
Depreciation and amortization	9,268	9,291	9,438	9,901	8,864	6,276	6,880	6,588
EBITDA	31,119	29,828	28,014	32,496	17,229	30,630	27,231	43,281
Adjustments:								
Change in fair value of contingent consideration	4,584	8,448	4,801	6,913	16,881	1,290	1,960	1,791
Acquisition costs	355	-	-	-	172	422	-	335
Tax recovery and related interest income	-	(3,119)	-	-	-	(1,382)	-	-
Legal settlement, net of attorney fees	-	-	-	-	952	-	-	(12,777)
Restructuring Costs	1,328	-	-	-	-	-	-	-
Adjusted EBITDA (non-GAAP)	$ 37,386	$ 35,157	$ 32,815	$ 39,409	$ 35,234	$ 30,960	$ 29,191	$ 32,630
Adjusted EBITDA, TTM (a)	$ 144,767	$ 142,617	$ 138,418	$ 134,794	$ 128,015	$ 121,986	$ 111,979	$ 110,284
Net Debt / Adjusted EBITDA, TTM (a)	1.8x	1.6x	1.8x	2.4x	2.0x	0.3x	0.5x	0.9x

(a) Adjusted EBITDA for the trailing 12-month period

scansource.com 13 November 06, 2018

ScanSource, Inc. CFO COMMENTARY Q1 FY2019 APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION Forecasted Range for EPS – Q2 FY19 Outlook ($ in thousands) Forecast for Quarter ending December 31, 2018 Range Low Range High GAAP diluted EPS $ 0.70 $ 0.76 Adjustments: Amortization of intangible assets 0.14 0.14 Change in fair value of contingent consideration 0.07 0.07 Acquisition costs 0.01 0.01 Non-GAAP diluted EPS $ 0.92 $ 0.98 scansource.com 14 November 06, 2018